UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2018

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2017 Bonus Determinations

On February 12, 2018, the Compensation Committee of the Board of Directors of Central Garden & Pet Company (the “Company”) approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2017. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 22, 2017 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2017 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (1)($)	Option Awards (2)($)	All Other Compen sation (3)($)	Total ($)
George C. Roeth	2017	775,000	900,000		699,157	806,054	53,019	3,233,230
President and Chief Executive Officer	2016	232,500	795,000	(4)	520,040	40,147	266,048	1,853,735
William E. Brown	2017	200,000	116,000		299,994	—	15,535	631,529
Chairman	2016	176,618	105,000		300,021	—	1,203	582,842
	2015	319,500	120,000		—	—	12,808	452,308
Nicholas Lahanas Chief Financial Officer	2017	346,246	185,000		401,172	100,735	3,120	1,036,273
Howard Machek (5) Senior Vice President and Chief Accounting Officer	2017	319,027	145,000		74,999	68,556	21,855	629,437
Kay M. Schwichtenberg Executive Vice President	2017	404,385	225,000		—	120,899	15,096	765,380
George A. Yuhas General Counsel and Secretary	2017	450,491	245,000		—	120,907	26,370	842,768
	2016	459,438	247,250		—	163,560	25,620	895,868
	2015	426,154	295,000		—	127,500	20,872	869,526

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.
(2)	This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 13, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10–K filed on November 29, 2017 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2017 are detailed in the following table:

Description	Roeth	Brown	Lahanas	Machek	Schwichtenberg	Yuhas
Company matching contribution to 401(k) plan	$4,243	$4,000	$2,543	$3,125	$3,125	$2,399
Medical and life insurance premiums	576	11,535	576	14,730	11,971	11,971
Car allowance or lease	13,200	—	—	4,000	—	12,000
Medical reimbursement	15,000	—	—	—	—	—
Financial planning allowance	20,000	—	—	—	—	—

Total	$53,019	$15,535	$3,120	$21,855	$15,096	$26,370

(4)	Mr. Roeth became Chief Executive Officer in June 2016. Bonus column includes a hiring bonus of $500,000.
(5)	Mr. Machek served as acting principal financial officer from October 2016 to May 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 13, 2018, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of nine directors to serve until the 2019 Annual Meeting and until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 29, 2018.

The Board of Directors withdrew Proposal Two to approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Class A Common Stock authorized for issuance prior to the Annual Meeting as described in the Company’s Supplement to the Proxy Statement for the Annual Meeting filed on February 6, 2018 with the Securities and Exchange Commission.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
John B. Balousek	20,504,363	225,647	777,466
William E. Brown	16,131,586	4,598,424	777,466
Thomas J. Colligan	20,552,628	177,382	777,466
Brooks M. Pennington III	15,958,539	4,771,471	777,466
Michael J. Edwards	20,588,069	141,941	777,466
John R. Ranelli	16,135,205	4,594,805	777,466
George C. Roeth	16,409,166	4,320,844	777,466
Mary Beth Springer	20,552,761	177,249	777,466
Andrew K. Woeber	20,559,192	170,818	777,466

Proposal Three:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 29, 2018 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
22,168,812	80,400	2,673	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 20, 2018

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